UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

  Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund Trust
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 588-5380
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2009
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Semiannual Report to Shareholders was mailed on August 28, 2009.


Activa
logo: 'A'


SEMIANNUAL REPORT
JUNE 30, 2009




ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management Company, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Capital Management, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Tradewinds Global Investors, LLC


A selection of stock funds, managed by professional advisers, which are designed to help investors meet their financial goals.



                                                       logo: ACTIVA Mutual Funds

ACTIVA Mutual Funds Semiannual Report

Contents

                                                     Page

SHAREHOLDER LETTER                                      1

ACTIVA VALUE FUND                                       2

ACTIVA GROWTH FUND                                      3

ACTIVA INTERNATIONAL FUND                               4



ACTIVA Additional Information                           7



ACTIVA Officers and Trustees of the Fund               10



SCHEDULE OF INVESTMENTS

   Activa Value Fund                                   12

   Activa Growth Fund                                  17

   Activa International Fund                           21

                                                     Page

STATEMENT OF ASSETS AND LIABILITIES                    22

STATEMENT OF OPERATIONS                                23

STATEMENT OF CHANGES IN NET ASSETS                     24

NOTES TO FINANCIAL STATEMENTS                          26



FINANCIAL HIGHLIGHTS                                   32




The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the funds' future investment intent.



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
www.activafunds.com

SEMIANNUAL REPORT

Dear Shareholder:

During the first six months of 2009 the economy continued to show signs of struggle, especially the housing market and financial system in the first quarter of the year. Market volatility carried over from 2008 into the first quarter of 2009 with most equity markets reaching their lows in early March. During the second quarter the economy saw signs of a recovery and some of the broader markets finished the six month period with positive returns. The Dow Jones Industrial Average ended the period down 2.0%, while the broader markets, as measured by Standard & Poor's 500 Index, experienced a gain a the end of the period, up 3.2%. International stocks, as measured by the MSCI EAFE Index, had the best rebound for the six-months ending up over 8%.

In subsequent pages of this Semi-Annual Shareholders Report you will find the management discussion of fund performance by each of the Fund's Sub-Advisers. In addition you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the funds.

Activa Asset Management, LLC, is pleased to announce that ALPS Advisors, Inc., a subsidiary of ALPS Holdings, Inc., will become, subject to shareholder approval, the Value Fund's servicing partner replacing Activa. ALPS has been an established full-service mutual fund partner since 1985, becoming a leader in the industry by continually providing exceptional customer service.

The Activa Value Fund continues to welcome new assets and shareholders. Through the reorganization, the Value Fund, subject to shareholder approval, will merge into a newly created fund of Financial Investors Trust, also called the Activa Value Fund (the Fund"), which is sponsored by ALPS. The Value Fund's sub-adviser Wellington Management Company, LLP, will continue to manage the investment portfolio. Shareholders who have received or may receive profit sharing bonuses from Amway Global will continue to have a portion of their profit sharing invested in the Fund and employees of Amway Global will continue to have the option to invest their retirement assets in the Value Fund.

On behalf of the Activa Funds I want to thank you for your support during these challenging times in the financial markets. We will continue to make it our priority to bring you the highest level of quality and service. Please contact us toll free, (800) 346-2670, with any questions.


Sincerely,



/s/ Allan D. Engel



Allan D. Engel
President



                                         ACTIVA Mutual Funds Semiannual Report 1

ACTIVA Value Fund -- Wellington Management Company, LLP

MARKET COMMENT

In the first half of 2009, factor performance and volatility that was ignited in March became a full blaze through April and the first half of May. Lower quality, high credit risk, high book-to-price, and previously downtrodden stocks, were repriced to reflect lower probability of severe distress.

During the first quarter of the year, high levels of correlation among asset classes challenged active management and the virtue of diversification. We believe this environment is moving further into the rear view mirror as high stock correlations ebbed during the last half of the second quarter. More importantly, the extreme negative correlation between Value and Momentum subsided, restoring factor diversification to our models and investment process. In late May and June, we also saw a more normal environment for volatility (market, stock, and factor) and trading costs.

FUND REVIEW

Despite the highly volatile market environment, during the six-month period ended June 30, 2009 the Activa Value Fund returned -0.34%, outperforming the Russell 1000 Value Index which ended the period at -2.87%.

The Sub-Adviser focuses on adding value through stock selection within the broad market sectors; with sector weights managed within a 3% variance of those of the Russell 1000 Value Index. The Sub-Adviser uses fundamental or "bottom-up" security analysis research complemented by an internally-developed, quantitative analytical approach.

For the first half of the year, the Fund's investment approach produced positive benchmark-relative results in seven of the ten broad market sectors. Stock selection within the Financials and Energy sectors was strong. Relative strength was slightly offset by weak stock selection within the Information Technology, Consumer Discretionary, and Telecommunication Services sectors.

Strong security selection in the Financials sector was additive to the Fund's relative returns. Top relative contributors were diversified financial firms Morgan Stanley and Goldman Sachs. After a dismal 2008 Morgan Stanley, a financial service provider to corporations and individuals worldwide, showed signs of stability in the inter-bank lending market and a nascent revival in the capital markets which created optimism in its shares. Goldman Sachs, a US bank holding company and investment bank, posted positive results as shares continued to benefit from the firm's relative strength versus peers and its intention to pay back government loans. We added to our position during the quarter. A significant underweight to poor performing stock Citigroup also aided performance.

Within the Energy sector, oil producer and refiner Hess posted modest gains outperforming the broader energy sector as the stock benefited from the company's attractive portfolio of energy assets and solid cash flow generation. We reduced our position after solid relative outperformance; however, we continue to like Hess due to its leverage to higher oil prices and the potential of its discovery program. Occidental Petroleum and Noble Energy also aided relative performance.

Poor stock selection within the Consumer Discretionary sector as well as a slight underweight detracted from relative results during the period. Office products retailer OfficeMax reported disappointing fourth quarter earnings driven by lower consumer and corporate sales. We eliminated the position. Consumer services company Apollo Group, offers private online and on-campus educational programs and services at the high school, undergraduate and graduate levels. Comments from a competitor regarding the negative impact of rule-making committees on the for-profit segment impacted the stock. Shares also declined after criticisms of the company's academic quality, assessment, recruiting and financial aid procedures were expressed during a recent quarterly conference call. We expect the company to benefit from strong secular growth trends driven by the continued shift towards a white collar economy and the attractive value proposition of for-profit education offerings.

While the Fund benefited from a greater-than-benchmark allocation to the outperforming Information Technology sector, our stock selection within the Information Technology and Telecommunication Services sectors detracted from the Fund's performance.

2  ACTIVA Mutual Funds Semiannual Report

ACTIVA Growth Fund -- BlackRock Capital Management, Inc.

PERFORMANCE SUMMARY

The turn of the calendar from 2008 to 2009 failed to immediately usher in a favorable capital market environment. Data suggesting further economic declines combined with continued dislocations and illiquidity in the credit markets kept global equity markets under pressure early in the year. Beginning in mid-March, the US equity market rallied dramatically leading the market into positive territory for the first half of 2009. Increased stability among financial institutions combined with marginal improvement across a wide variety of economic indicators drew investors back into stocks. During the first quarter, investors feared nationalization or bankruptcy for many financial institutions, but during the second quarter, the government published the long awaited "stress test" results which led many large financial institutions to raise private capital. After successfully raising capital, several institutions have now been able to re-pay money lent through the TARP. These developments have served to re-establish the viability of our large financial institutions, which has in turn generated renewed confidence in the financial markets. Investors also gained confidence in the economy, with many notable measures showing improvement during this period though volatility remains at historically high levels. Growth has significantly outperformed value year to date across capitalizations, with the Russell 1000 Growth up 11.5% versus -2.9% for the Russell 1000 Value Index among large caps.

For the first half of 2009, the Fund generated a positive return of 9.52%, lagging the Russell 1000 Growth Index. Negative stock selection in the health care and financials sectors overshadowed positive absolute and relative returns in the information technology and materials sectors.

PORTFOLIO REVIEW

Stock selection in the health care sector proved to be the biggest detractor during the period. The fund's investments in biotechnology, which performed very well during the challenging 2008, declined during the period. In addition, Russell 1000 Growth Index constituents Genentech Inc. and Schering-Plough Corp. were acquired at significant premiums in blockbuster acquisitions, and we did not hold either of these takeover targets at the time and missed out on the upside.

Despite excellent performance by two of our financials sector holdings (CME Group Inc. and Goldman Sachs Group Inc.), stock selection in the financials sector also negatively impacted the fund. Investments in Traveler's Cos. Inc. and Wells Fargo & Co. both declined during our holding period. Both stocks have been sold from the portfolio.

Stock selection in the information technology sector generated absolute and relative gains, with the portfolio's investment in the semiconductor industry delivering the greatest benefit. The expectations and early signs of economic improvements have generated excitement for investors in this highly cyclical sector. Elsewhere in information technology, significant positions in Apple Inc. and QUALCOMM Inc. also contributed strongly. Stock selection in materials boosted relative returns thanks to the Fund's investment in Freeport-McMoran Copper & Gold, which rose in tandem with copper prices on the perceived rebound in global economic activity and news of China's continued expansion.

PORTFOLIO POSITIONING AND OUTLOOK

The portfolio continues to be managed from the bottom-up. As such, all stock selection decisions made during the period resulted from stock-specific developments and were not made in reaction to, or in anticipation of, broad economic and market conditions.

During the period the fund's investment in the information technology sector increased significantly as a result of the sector's outperformance and several meaningful trades in the portfolio. We increased our positions in Apple Inc. and Microsoft Corp. and initiated a new investment in International Business Machines Corp. The increase in information technology came at the expense of health care and consumer staples. At the end of the semi-annual period, the fund's largest overweights relative to the Russell 1000 Growth Index were in the energy and telecommunications sectors, while the most substantial underweight was in the consumer staples sector. Consumer staples recently experienced a large increase within the Russell 1000 Growth Index as a result of the annual index reconstitution.

                                         ACTIVA Mutual Funds Semiannual Report 3

ACTIVA International Fund -- Tradewinds Global Investors, LLC

Though returns for the first half of the year were notable, they masked the volatility experienced intra-period. The start of the year recorded unconventional monetary policy efforts from the Federal Reserve of the US and the Bank of England, in attempts to stabilize financial systems. Markets hit historic lows in March but rallied through the rest of the period with all major indexes posting positive returns. Many indices posted their best quarter in the second half of the period in recent memory, although we would note this was after some of the worst quarters for performance on record. The rally, which was initially fueled by talk of `green shoots' emerging in the global economy, gained some traction in the latter half of the period as investors looked beyond the worst case scenario to a somewhat better scenario, where many economies may in fact move back to positive growth territory either at the end of 2009 or the beginning of 2010. Investor pessimism turned dramatically and prices of industrial metals and energy climbed rapidly on the hopes that `green shoots' would eventually turn into sustained economic growth. Risk became redefined among many market participants from the loss of capital to potentially missing out on the appreciation of capital. While corporate results were bad on an absolute basis, they were generally not as bad as had been anticipated by market participants, so a relief rally ensued. Central banks continue to offer ample liquidity to markets, and these measures do seem to be working, however, we wonder how strong the actual recovery will be for developed markets, and continue to have concerns for the inflationary impacts of such measures. The materials sector over this period was the best performing sector. Furthermore, other typical cyclical sectors performed well, while sectors such as health care, telecommunications and utilities lagged. Country returns were strong across the board, but there was clear outperformance in the emerging markets.

The International Fund finished the period up 8.48% slightly outperforming the benchmark MSCI EAFE Index*, which gained approximately 8.42% in U.S. Dollar terms.

Information technology was the largest contributor to relative performance. The entire group of technology companies in the portfolio had positive returns for the period and posted better returns when compared to the benchmark's respective sector return. Fujifilm, the Japanese imaging and information systems company, was by far the largest contributor in the sector, as well as one of the largest contributors in the portfolio as a whole. The company benefited from a weaker Japanese yen, as well as a restructuring announcement which gave investors more confidence in how the company will allocate and earn returns on capital. Rohm, a designer and manufacturer of integrated circuits and other electronic components, also added to returns. During the period, the company upwardly revised estimates after accruing benefits earlier than expected from cost reduction initiatives introduced at the beginning of the year.

In addition, the materials sector was generally a large contributor to absolute and relative returns this period, particularly through the portfolio's relative overweighted position. Within the sector, the gold companies were the largest standouts, with the South African gold companies outperforming their peers in other regions. South African gold companies such as Anglogold Ashanti and Gold Fields were helped by the decline in the South African Rand, which reduced their input costs and improved their profitability margins. Conversely, the single largest individual detractor from performance for the sector and one of the larger individual detractors to overall portfolio was Stora Enso, the Finnish paper company that primarily produces publication and fine papers, packaging boards, and wood products. As economies around the world fell into recession, demand for paper products collapsed, causing the stock price to decline significantly, as did most other paper companies.

Not surprisingly, with the rebound in the financials sector during the period, our overall underweight was a large detractor from relative performance. We continue to maintain an underweight position in the sector, which has been a large source of relative performance over the past several quarters. However, as markets overreact, we have been finding selective opportunities to add to our exposure. The portfolio's financial holdings returns were mixed, with Takefuji Corp being the sector's greatest detractor and one of the portfolio's larger individual detractors. Takefuji Corp, of Japan, provides consumer loans and was eliminated from the portfolio early in the period on news that the company would have to continue to increase its provisions to cover higher then expected refund trend claims from past loans. Though promised, management has not taken action to reduce costs in order to off-set higher than expected provisions, which increased the possibility of the company violating its debt covenants and potentially facing liquidity problems. Given the increased regulatory and credit risk in the company, and with the identification of more attractive investment opportunities, we decided to exit our position.

The portfolio's consumer staples holdings were further challenges to the period's return on an absolute and relative basis, in particular Seven & I Holdings and Shiseido Co, both of Japan and both respectively facing challenging markets during this economic downturn. Though Seven & I Holdings showed strong performance in its convenience stores and financial services, those gains were offset by weakness in their department store division and other retail channels. Seven & I remains a compelling investment with attractive valuations, defensive qualities and potentially improving profits from cost reductions and restructuring efforts. Coca-Cola West is on of the largest bottling companies in the western region of Japan and is the largest Coca-Cola bottler in Japan. Coca-Cola West's stock price was under pressure during the period as vending machine sales were driven down by the downturn in the economy and decline in employment.

* The International Fund has held and is expected to hold securities that are not included in the portfolio's benchmark. Due to the difference between the securities held by the portfolio and the composition of the benchmark index, Tradewinds makes no representations that any portfolio is comparable to the benchmark index, either in performance, composition, or element of risk involved.

4  ACTIVA Mutual Funds Semiannual Report

ACTIVA Portfolio Highlights (Unaudited)

ACTIVA Value Fund

                     INDUSTRY SECTOR HOLDINGS AS OF 6/30/09


                pie chart:

 Information Technology             5%
 Energy                            19%
 Materials                          3%
 Industrials                        9%
 Consumer Discretionary             9%
 Consumer Staples                   7%
 Health Care                       13%
 Financials                        23%
 Telecommunication Services         5%
 Utilities                          6%
 Other                              1%


                         TOP TEN HOLDINGS AS OF 6/30/09
                        AS A PERCENT OF TOTAL INVESTMENTS
                  (The Fund's composition is subject to change)

   EXXON MOBIL CORP.                                5.1%
   AT&T, INC.                                       3.9%
   WELLS FARGO COMPANY                              3.4%
   PFIZER, INC.                                     2.9%
   GENERAL ELECTRIC CO.                             2.8%
   BANK OF AMERICA CORP.                            2.5%
   ACCENTURE LTD.                                   2.5%
   CONOCOPHILLIPS                                   2.4%
   J.P. MORGAN CHASE & CO.                          2.3%
   OCCIDENTAL PETROLEUM CORP.                       2.3%


ACTIVA Growth Fund

                     INDUSTRY SECTOR HOLDINGS AS OF 6/30/09


               pie chart:

Consumer Discretionary             10%

Consumer Staples                   12%

Energy                              6%

Financials                          5%

Health Care                        17%

Industrials                        11%

Information Technology             33%

Materials                           3%

Other                               3%



                         TOP TEN HOLDINGS AS OF 6/30/09
                        AS A PERCENT OF TOTAL INVESTMENTS
                  (The Fund's composition is subject to change)

   APPLE COMPUTER                                   4.7%
   MICROSOFT                                        4.0%
   QUALCOMM, INC.                                   3.6%
   GOOGLE, INC.                                     3.5%
   THE COCA COLA CO.                                2.6%
   DANAHER CORP.                                    2.6%
   WAL-MART STORES, INC.                            2.4%
   AMGEN, INC.                                      2.2%
   CISCO SYSTEMS                                    2.2%
   ABBOTT LABS                                      2.1%


                                         ACTIVA Mutual Funds Semiannual Report 5

ACTIVA Portfolio Highlights (Unaudited)  continued

ACTIVA International Fund

           COUNTRY BREAKDOWN
             AS OF 6/30/09
              Pie chart:

Canada                              7%

France                              5%

United States                      88%*



*United States securities represent 88% cash equivalents. In connection with the Fund's liquidation, the Fund has departed from its stated investment objective and policies and holds a significant portion of its assets in cash and short-term debt investments.



                         TOP TEN HOLDINGS AS OF 6/30/09
                        AS A PERCENT OF TOTAL INVESTMENTS
                  (The Fund's composition is subject to change)

   NOVAGOLD RESOURCES, INC.                         6.9%
   LUCENT TECH.                                     4.7%

                     INDUSTRY SECTOR HOLDINGS AS OF 6/30/09

              Pie chart:


Cash                               99%

Materials & Processing              1%


6  ACTIVA Mutual Funds Semiannual Report

ACTIVA Additional Information (Unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                                                    EXPENSES PAID DURING THE PERIOD

                                                            Beginning      Ending         Expenses
                                                            Account       Account           Paid     Annualized
                                                             Value,        Value,          During      Expense
                                                           01/01/2009    06/30/2009        Period*     Ratio**
                                                            --------      --------        --------    --------

Activa Value Fund Class A                    Actual         $1,000.00       $996.60          $7.23         1.46%
                                       Hypothetical         $1,000.00     $1,017.76          $7.33         1.46%
Activa Value Fund Class R                    Actual         $1,000.00       $996.60          $6.98         1.41%
                                       Hypothetical         $1,000.00     $1,018.01          $7.08         1.41%
Activa Growth Fund                           Actual         $1,000.00     $1,095.20          $9.56         1.84%
                                       Hypothetical         $1,000.00     $1,015.88          $9.24         1.84%
Activa International Fund                    Actual         $1,000.00     $1,084.80          $7.81         1.51%
                                       Hypothetical         $1,000.00     $1,017.51          $7.58         1.51%

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**On January 9, 2009, the Michigan Business Tax was amended by providing an exemption for Regulated Investment Companies. The Trust made estimated tax payments for these taxes during the year ended December 31, 2008. A refund of these taxes will be received during 2009. The net effect of eliminating these expenses and accruing the expected refund in 2009 is a higher expense ratio than what is reported in the Expenses Paid During the Period table above. If these refunds had been received during the year ended December 31, 2008, the Value Fund Class A and Class R expense ratios would have been increased by .25%, the Growth Fund expense ratio would have been increased by .33% and the International Fund expense ratio would have been increased by .98% from what is reported in the Expenses Paid During the Period table above.

OTHER INFORMATION

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Funds' proxy votes for the period ended June 30, 2009 are available without charge, upon request, by calling 800-346-2670. They are also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Funds' Form N-Q is also available upon request, by calling 800-346-2670.



                                         ACTIVA Mutual Funds Semiannual Report 7

ACTIVA Additional Information (Unaudited) continued

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At a meeting held on February 16, 2009, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2010. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreements for the same period.

In considering the Investment Advisory Agreement, the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser. As part of its review, the Board considered the performance of the Investment Adviser in setting the overall investment strategies for the Funds, monitoring and evaluating the investment performance of the Funds' Sub-Advisers, and monitoring compliance with the investment objectives, policies and restrictions of the Funds. As part of its review, the Board considered financial information provided by the Investment Adviser, as well as information about its management structure and professional staff. In addition, the Board received a report from the Trust's Chief Compliance Officer regarding the Investment Adviser's compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that the Investment Adviser had provided satisfactory services to each Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser regarding the Funds' performance, as well as information regarding the investment performance of other funds with similar investment objectives. The Board concluded that each Fund's investment performance was better than average.

In considering the Investment Advisory Agreement, the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Funds increase, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory Agreement is reasonable in light of the services provided to the Funds.

As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser and its affiliated organizations by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. The Board noted that, in addition to receiving compensation for serving as the Funds' investment adviser, the Investment Adviser also receives compensation for serving as the Funds' administrator and transfer agent, and also receives Rule 12b-1 payments under the Funds' distribution agreement.

Following its review, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Agreement, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be continued until March 31, 2010. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.



Sub-Advisory Agreement Approvals - Value Fund, Growth Fund, and International Fund.

In considering each Sub-Advisory Agreement, the Board of Trustees reviewed the nature, extent and quality of the services provided to a Fund by its Sub-Adviser. As part of its review, the Board considered the performance of each Sub-Adviser in furnishing investment advice, managing the Fund's investment portfolio, and complying with the Fund's investment objectives, policies and restrictions. As part of its review, the Board considered financial information provided by each of the Sub-Advisers, as well as information about their management structures, professional staffs and, in particular, the qualifications of the portfolio managers assigned to each Fund. In addition, the Board received a report from the Funds' Chief Compliance Officer regarding the


8  ACTIVA Mutual Funds Semiannual Report

ACTIVA Additional Information (Unaudited) continued

Sub-Advisers' compliance programs, codes of ethics, and records of compliance with federal securities regulations. The Board concluded that each Sub-Adviser had provided satisfactory services to the Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and each of the Sub-Advisers regarding the Funds' performance, as well as information regarding the investment performance of other funds with similar investment objectives. In addition, the Board was provided with a report prepared by the Consulting Group, an independent consulting organization, which analyzed the capabilities and performance of each of the Sub-Advisers. The Board concluded that each Fund's investment performance was better than average.

In considering each Sub-Advisory Agreement, the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that each Sub-Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under each of the Sub-Advisory Agreements is reasonable in light of the services provided to the Funds.

As part of its review of compensation, the Board considered other benefits that might accrue to each Sub-Adviser and its affiliated organizations by virtue of its relationship with the Fund, including the Sub-Adviser's soft dollar practices and, if applicable, use of affiliated brokerage. The Board did not consider a profit analysis from each of the Sub-Advisers because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and each of the Sub-Advisers and because the fees under the Sub-Advisory Agreements constitute a very small percentage of the Sub-Advisers' total income from providing investment management services.

Following its review, the Board of Trustees concluded that the terms and conditions of each of the Sub-Advisory Agreements, including the compensation payable thereunder, were fair and reasonable, and that the agreements should be continued until March 31, 2010. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all of the matters considered by the Board.



                                         ACTIVA Mutual Funds Semiannual Report 9

ACTIVA Officers and Trustees of the Fund

The business affairs of the Funds are managed under the direction of the Board of Trustees ("Board"). The following information as of June 30, 2009 pertains to the Officers and Trustees of the Funds or the Adviser or both, and includes their principal occupation during the past five years and, for the Trustees, their compensation as Trustees:



                                                                                                             NUMBER OF
                                                                                                             PORTFOLIOS    OTHER
                                                                                                              IN FUND     DIRECTOR-
                                                            TERM OF                                           COMPLEX      SHIPS
     NAME AND                                            OFFICE/YEARS           PRINCIPAL OCCUPATION         OVERSEEN BY   HELD BY
      ADDRESS           AGE           OFFICE HELD            SERVED                LAST FIVE YEARS            TRUSTEE      TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------
James J. Rosloniec*      64        Trustee of the Fund   Perpetual / 28     President, Chief Operating           3           None
2905 Lucerne SE,                                                            Officer, JVA Enterprises I,
Suite 200                                                                   LLC; President, Chief
Grand Rapids,                                                               Executive Officer and
Michigan                                                                    Director, Activa Holdings
49546                                                                       Corp.; President, Chief
                                                                            Executive Officer, of Activa
                                                                            Management Services, LLC; and
                                                                            President and Treasurer,
                                                                            Activa Mutual Fund Trust
                                                                            (1999-2002).

ADVISORY TRUSTEE
----------------
Joseph E. Victor, Jr.    61        Advisory Trustee of   Perpetual / 8      President and Chief Executive        3           None
2905 Lucerne SE,                   the Fund                                 Officer, Marker Net, Inc.
Suite 200                                                                   (Crown Independent Business
Grand Rapids,                                                               Owner affiliated with Amway
Michigan 49546                                                              Global)

DISINTERESTED TRUSTEE
---------------------
Donald H. Johnson        78        Trustee of the Fund   Perpetual / 16     Retired, Former Vice                 3           None
2905 Lucerne SE,                                                            President-Treasurer, SPX
Suite 200                                                                   Corporation.
Grand Rapids,
Michigan 49546


Walter T. Jones          67        Trustee of the Fund   Perpetual / 17     Retired, Former Senior Vice          3           None
9837 Red Reef Court                                                         President-Chief Financial
Ft. Meyers, Florida                                                         Officer, Prince Corporation
33919


Richard E. Wayman        74        Trustee of the Fund   Perpetual / 11     Retired, Former Finance              3           None
24578 Rutherford                                                            Director, Amway Corporation.
Ramona, California
92065


OFFICER
-------
Allan D. Engel           57        President, Secretary  Perpetual / 28     Vice President, Real Estate          N/A        N/A
2905 Lucerne SE,                   and Treasurer of                         Operations and
Suite 200                          the Fund; President,                     Secretary-Activa Holdings
Grand Rapids,                      and Secretary of the                     Corp.; Vice President of
Michigan                           Investment Adviser.                      Activa Management Services,
49546                                                                       LLC; Trustee, Activa Mutual
                                                                            Fund Trust (1999-2004); and
                                                                            Vice President and Assistant
                                                                            Treasurer, Activa Mutual Fund
                                                                            Trust (1999-2002).


10  ACTIVA Mutual Funds Semiannual Report

ACTIVA Officers and Trustees of the Fund continued

The following table contains information about the compensation that the Trustees received during the six month period ended June 30, 2009:

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL       TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS       COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT  PAID TO TRUSTEES
----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------

James J. Rosloniec*
Trustee                             $10,500          -0-               -0-              $10,500

ADVISORY TRUSTEE
----------------

Joseph E. Victor, Jr.
Advisory Trustee                    $10,500          -0-               -0-              $10,500

DISINTERESTED TRUSTEE
---------------------

Donald H. Johnson
Trustee                             $10,500          -0-               -0-              $10,500

Walter T. Jones
Trustee                             $10,500          -0-               -0-              $10,500

Richard E. Wayman
Trustee                             $10,500          -0-               -0-              $10,500


*Mr. Rosloniec is an interested person of the Funds inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the six month period ended June 30, 2009, amounted to $52,500. Under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustee of the Funds and the Funds pay the fees of the Disinterested and Advisory Trustees of the Funds. In addition, the Investment Adviser pays the salaries and fees of all of the Funds' officers who devote all or part of their time to the affairs of the Investment Adviser.

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees. It is available, without charge, by writing or telephoning the Funds.

                                        ACTIVA Mutual Funds Semiannual Report 11

ACTIVA Schedule of Investments
VALUE FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
MONEY MARKET FUNDS - TAXABLE - 0.4%                                          0.4%
CUSTODIAN CASH SWEEP
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT                                          299,142       $      299,142
                                                                                                           --------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $299,142)                                                                299,142
                                                                                                           --------------

COMMON STOCKS - 98.4%
AEROSPACE                                                                    2.0%
     RAYTHEON CO.                                                                             11,100              493,173
     UNITED TECHNOLOGIES                                                                      16,400              852,144
                                                                                                           --------------
                                                                                                                1,345,317
                                                                                                           --------------

AGRICULTURE                                                                  0.9%
     ARCHER-DANIELS-MIDLAND CO.                                                               23,300              623,741
                                                                                                           --------------

AUTOMOTIVE                                                                   1.3%
     FORD MOTOR CO.                                                                          *82,600              501,382
     OSHKOSH TRUCK CORP.                                                                      24,200              351,868
                                                                                                           --------------
                                                                                                                  853,250
                                                                                                           --------------

BANKING                                                                      5.2%
     COMERICA, INC.                                                                           16,460              348,129
     SUNTRUST BANKS, INC.                                                                     10,500              172,725
     TORONTO DOMINION BANK - ADR                                                               3,200              165,472
     U.S. BANCORP                                                                             29,000              519,680
     WELLS FARGO COMPANY                                                                      96,000            2,328,960
                                                                                                           --------------
                                                                                                                3,534,966
                                                                                                           --------------

BUSINESS SERVICES                                                            0.6%
     MANPOWER, INC.                                                                            4,300              182,062
     WESTERN UNION CORP.                                                                      14,600              239,440
                                                                                                           --------------
                                                                                                                  421,502
                                                                                                           --------------

CHEMICALS                                                                    0.8%
     MOSAIC CO/THE                                                                            11,400              505,020
                                                                                                           --------------

COMPUTER SOFTWARE                                                            0.5%
     MICROSOFT CORP.                                                                          14,400              342,288
                                                                                                           --------------

COMPUTERS                                                                    0.9%
     DELL, INC.                                                                              *20,100              275,973
     WESTERN DIGITAL CORP.                                                                   *11,600              307,400
                                                                                                           --------------
                                                                                                                  583,373
                                                                                                           --------------

CONSULTING                                                                   2.5%
     ACCENTURE LTD.                                                                           50,500            1,689,730
                                                                                                           --------------

12  ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
CONSUMER GOODS & SERVICES                                                    0.3%
     HASBRO, INC.                                                                              8,600       $      208,464
                                                                                                           --------------

CONTAINERS & PACKAGING                                                       0.4%
     OWENS-ILLINOIS, INC.                                                                    *11,500              322,115
                                                                                                           --------------

COSMETICS                                                                    0.8%
     KIMBERLY-CLARK CORP.                                                                      9,600              503,328
                                                                                                           --------------

DIVERSIFIED                                                                  3.3%
     FMC CORP.                                                                                 1,900               89,870
     GENERAL ELECTRIC & CO.                                                                  163,800            1,919,736
     MCGRAW-HILL COMPANIES, INC.                                                               7,900              237,869
                                                                                                           --------------
                                                                                                                2,247,475
                                                                                                           --------------

EDUCATION                                                                    0.5%
     APOLLO GROUP, INC. CL A                                                                  *4,600              327,152
                                                                                                           --------------

ELECTRIC UTILITY                                                             2.2%
     DPL, INC.                                                                                11,300              261,821
     EXELON CORP.                                                                             16,100              824,481
     FIRSTENERGY CORP.                                                                        11,100              430,125
                                                                                                           --------------
                                                                                                                1,516,427
                                                                                                           --------------

ELECTRONICS                                                                  0.5%
     TEXAS INSTRUMENTS, INC.                                                                  17,100              364,230
                                                                                                           --------------

ENERGY                                                                       4.3%
     CMS ENERGY CORP.                                                                         10,400              125,632
     CENTERPOINT ENERGY, INC.                                                                 30,300              335,724
     NGR ENERGY, INC.                                                                        *12,800              332,288
     NOBLE ENERGY, INC.                                                                       16,000              943,520
     UGI CORPORATION                                                                          47,800            1,218,422
                                                                                                           --------------
                                                                                                                2,955,586
                                                                                                           --------------

FINANCIAL SERVICES                                                          12.9%
     AMERIPRISE FINANCIAL CORP., INC.                                                         30,900              749,943
     ANNALY CAPITAL MANAGEMENT, INC.                                                          36,100              546,554
     BANK OF AMERICA CORP.                                                                   129,812            1,713,518
     GOLDMAN SACH GROUP, INC.                                                                 10,000            1,474,400
     JP MORGAN CHASE & CO.                                                                    46,400            1,582,704
     MORGAN STANLEY DEAN WITTER DISCOVERY                                                     31,100              886,661
     NASDAQ OMX GROUP                                                                        *11,000              234,410
     PNC FINANCIAL SERVICES GROUP                                                             10,400              403,624
     PRUDENTIAL FINANCIAL, INC.                                                               12,400              461,528
     STATE STREET CORP.                                                                        7,000              330,400
     UNUM GROUP                                                                               20,200              320,372
                                                                                                           --------------
                                                                                                                8,704,114
                                                                                                           --------------
                                        Activa Mutual Funds Semiannual Report 13

The accompanying notes are an integral part of these financial statements.



ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
FOOD PRODUCTS                                                                0.2%
     KROGER CO.                                                                                5,100       $      112,455
                                                                                                           --------------

HEALTH CARE                                                                  1.1%
     CIGNA CORPORATION                                                                         6,600              158,994
     HEALTH NET, INC.                                                                         *8,400              130,620
     HUMANA, INC.                                                                            *13,600              438,736
                                                                                                           --------------
                                                                                                                  728,350
                                                                                                           --------------

HOME BUILDERS                                                                0.4%
     D.R. HORTON, INC.                                                                        26,000              243,360
                                                                                                           --------------

INSURANCE                                                                    3.8%
     AFLAC, INC.                                                                               3,800              118,142
     LINCOLN NATIONAL CORP.                                                                   16,700              287,407
     TRAVELERS COMPANIES, INC.                                                                11,300              463,752
     ALLIED WORLD ASSURANCE CO.                                                               10,400              424,632
     EVEREST RE GROUP LTD.                                                                     5,700              407,949
     ACE LIMITED                                                                              20,200              893,446
                                                                                                           --------------
                                                                                                                2,595,328
                                                                                                           --------------

MACHINERY & EQUIPMENT                                                        1.0%
     AGCO CORPORATION                                                                        *14,400              418,608
     BORGWARNER, INC.                                                                          7,000              238,910
                                                                                                           --------------
                                                                                                                  657,518
                                                                                                           --------------

MANUFACTURING-CAPITAL GOODS                                                  0.2%
     TIMKEN CO.                                                                                8,100              138,348
                                                                                                           --------------

MANUFACTURING - MISCELLANEOUS                                                0.7%
     PARKER HANNIFIN CORP.                                                                    11,300              485,448
                                                                                                           --------------

MEDICAL EQUIPMENT & SUPPLIES                                                 2.7%
     FOREST LABORATORIES, INC.                                                               *13,028              327,133
     JOHNSON & JOHNSON                                                                        12,800              727,040
     WELLPOINT, INC.                                                                         *14,900              758,261
                                                                                                           --------------
                                                                                                                1,812,434
                                                                                                           --------------

MEDICAL SERVICES                                                             1.2%
     AMGEN, INC.                                                                             *15,400              815,276
                                                                                                           --------------

METALS & MINING                                                              1.2%
     CLIFFS NATURAL RESOURCES, INC.                                                           15,400              376,838
     FREEPORT-MCMORAN COPPER                                                                   8,600              430,946
                                                                                                           --------------
                                                                                                                  807,784
                                                                                                           --------------

14  Activa Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
OFFICE PROPERTIES                                                            0.3%
     BOSTON PROPERTIES, INC.                                                                   4,300       $      205,110
                                                                                                           --------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         1.1%
     INTERNATIONAL BUSINESS MACHINES CORP.                                                     3,700              386,354
     OFFICE DEPOT, INC.                                                                      *74,800              341,088
                                                                                                           --------------
                                                                                                                  727,442
                                                                                                           --------------

OIL/GAS - EQUIPMENT & SVCS                                                   1.1%
     NABORS INDUSTRIES LTD.                                                                  *47,500              740,050
                                                                                                           --------------

OIL & GAS EXPLOR PROD & SER                                                 16.1%
     APACHE CORP.                                                                              1,800              129,870
     CHEVRON CORPORATION                                                                      13,819              915,509
     CONOCOPHILLIPS                                                                           39,200            1,648,752
     EOG RESOURCES, INC.                                                                       4,800              326,016
     EXXON MOBIL CORP.                                                                        49,064            3,430,064
     HELMERICH & PAYNE                                                                         3,000               92,610
     HESS CORP.                                                                                9,400              505,250
     MARATHON OIL CORP.                                                                       43,900            1,322,707
     NATIONAL OILWELL VARCO, INC.                                                            *15,400              502,964
     OCCIDENTAL PETROLEUM CORP.                                                               23,200            1,526,792
     XTO ENERGY, INC.                                                                         12,900              492,006
                                                                                                           --------------
                                                                                                               10,892,540
                                                                                                           --------------

PAPER PRODUCTS                                                               0.6%
     INTERNATIONAL PAPER CO.                                                                  25,100              379,763
                                                                                                           --------------

PHARMACEUTICALS                                                              7.8%
     BRISTOL-MYERS SQUIBB COMPANY                                                             26,800              544,308
     ELI LILLY & CO.                                                                          32,000            1,108,480
     MERCK & COMPANY, INC.                                                                    23,800              665,448
     PFIZER, INC.                                                                            128,700            1,930,500
     UNITEDHEALTH GROUP, INC.                                                                 18,600              464,628
     WYETH                                                                                    11,800              535,602
                                                                                                           --------------
                                                                                                                5,248,966
                                                                                                           --------------

RETAIL STORES                                                                6.4%
     AUTOZONE, INC.                                                                           *1,200              181,332
     BJ'S WHOLESALE CLUB, INC.                                                               *22,100              712,283
     GAP, INC.                                                                                77,000            1,262,800
     KOHL'S CORP.                                                                            *12,600              538,650
     LIMITED BRANDS, INC.                                                                     30,700              367,479
     MACY'S, INC.                                                                             32,900              386,904
     SUPERVALU, INC.                                                                          22,300              288,785
     WAL-MART STORES, INC.                                                                    12,200              590,968
                                                                                                           --------------
                                                                                                                4,329,201
                                                                                                           --------------

                                        Activa Mutual Funds Semiannual Report 15

The accompanying notes are an integral part of these financial statements.



ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
REAL ESTATE INVESTMENT TRUST                                                 0.9%
     DOVER CORPORATION                                                                        18,000       $      595,620
                                                                                                           --------------

STORAGE                                                                      0.3%
     PUBLIC STORAGE                                                                            2,650              173,522
                                                                                                           --------------

TECHNOLOGY                                                                   0.8%
     AXIS CAPITAL HOLDINGS LTD.                                                               19,900              520,982
                                                                                                           --------------

TOBACCO                                                                      2.4%
     ALTRIA GROUP, INC.                                                                       25,900              424,501
     LORILLARD, INC.                                                                           5,900              399,843
     PHILIP MORRIS INTERNATIONAL                                                              18,925              825,509
                                                                                                           --------------
                                                                                                                1,649,853
                                                                                                           --------------

TRANSPORTATION & SHIPPING                                                    0.6%
     FEDEX CORP.                                                                               7,000              389,340
                                                                                                           --------------

TELECOMMUNICATIONS                                                           7.6%
     AT&T, INC.                                                                              105,645            2,624,222
     ENTERGY CORP.                                                                             4,700              364,344
     FPL GROUP, INC.                                                                           6,500              369,590
     TIME WARNER                                                                              27,900              702,801
     TIME WARNER CABLE                                                                         9,839              311,601
     VERIZON COMMUNICATIONS                                                                   24,500              752,885
                                                                                                           --------------
                                                                                                                5,125,443
                                                                                                           --------------

TOTAL COMMON STOCKS (Cost $73,125,619)                                                                         66,422,211
                                                                                                           --------------

MUTUAL FUNDS                                                                 1.2%
     ISHARES RUSSELL 1000 VALUE INDEX FUND                                                    17,400              828,240
                                                                                                           --------------

TOTAL MUTUAL FUNDS (Cost $785,350)                                                                                828,240
                                                                                                           --------------

TOTAL INVESTMENTS - 100% (Cost $74,210,111)                                                                $   67,549,593
                                                                                                           ==============


*Non-dividend producing as of June 30, 2009


16  ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
GROWTH FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
MONEY MARKET FUNDS - TAXABLE - 0.5%                                          0.5%
CUSTODIAN CASH SWEEP
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                          95,488        $      95,488
                                                                                                           --------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $95,487)                                                                  95,488
                                                                                                           --------------

COMMON STOCKS - 97.6%
AEROSPACE                                                                    0.9%
     HONEYWELL INTERNATIONAL, INC.                                                             5,919              185,857
                                                                                                           --------------

AIRLINES                                                                     1.0%
     DELTA AIR LINES, INC.                                                                   *34,700              200,913
                                                                                                           --------------

BIOTECHNOLOGY                                                                2.6%
     CELGENE CORP.                                                                            *4,300              205,712
     GILEAD SCIENCES, INC.                                                                    *7,000              327,880
                                                                                                           --------------
                                                                                                                  533,592
                                                                                                           --------------

BUSINESS SERVICES                                                            0.4%
     MANPOWER, INC.                                                                            1,900               80,446
                                                                                                           --------------

COMMUNICATIONS EQUIPMENT                                                     7.7%
     AMERICAN TOWER CORPORATION                                                              *12,038              379,558
     CISCO SYSTEMS, INC.                                                                     *24,154              450,231
     QUALCOMM, INC.                                                                           16,196              732,059
                                                                                                           --------------
                                                                                                                1,561,848
                                                                                                           --------------

COMMERCIAL SERVICES                                                          0.8%
     ECOLA, INC.                                                                               4,200              163,758
                                                                                                           --------------

COMPUTER SOFTWARE                                                            8.5%
     ACTIVISION BLIZZARD, INC.                                                               *25,800              325,854
     MICROSOFT CORP.                                                                          33,800              803,426
     ORACLE CORP.                                                                             17,300              370,566
     CHECK POINT SOFTWARE TECH.                                                               *9,000              211,230
                                                                                                           --------------
                                                                                                                1,711,076
                                                                                                           --------------

COMPUTERS                                                                    0.8%
     DELL, INC.                                                                              *11,300              155,149
                                                                                                           --------------

COMPUTER HARDWARE                                                            4.7%
     APPLE COMPUTER                                                                           *6,607              941,035
                                                                                                           --------------

                                        Activa Mutual Funds Semiannual Report 17

The accompanying notes are an integral part of these financial statements.



Activa Schedule of Investments continued
GROWTH FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
CONSUMER GOODS & SERVICES                                                    6.6%
     CLOROX COMPANY                                                                            3,600       $      200,988
     COCA-COLA CO.                                                                            10,933              524,675
     MCDONALD'S CORP.                                                                          6,900              396,681
     PEPSICO, INC.                                                                             3,700              203,352
                                                                                                           --------------
                                                                                                                1,325,696
                                                                                                           --------------

COSMETICS                                                                    1.3%
     AVON PRODUCTS, INC.                                                                      10,500              270,690
                                                                                                           --------------

DEFENSE                                                                      0.8%
     GENERAL DYNAMICS                                                                          3,100              171,709
                                                                                                           --------------

ELECTRONICS                                                                  2.0%
     NVIDIA CORPORATION                                                                      *14,300              161,447
     PMC - SIERRA, INC.                                                                      *30,122              239,771
                                                                                                           --------------
                                                                                                                  401,218
                                                                                                           --------------

ENTERTAINMENT                                                                0.5%
     CBS CORP - CL B                                                                          14,000               96,880
                                                                                                           --------------

FINANCIAL SERVICES                                                           3.6%
     CME GROUP, INC.                                                                             900              279,999
     GOLDMAN SACH GROUP, INC.                                                                  1,800              265,392
     JP MORGAN CHASE & CO.                                                                     5,500              187,605
                                                                                                           --------------
                                                                                                                  732,996
                                                                                                           --------------

GOLD (PRECIOUS METALS)                                                       0.9%
     AGNICO-EAGLE MINES LTD.                                                                   3,500              183,680
                                                                                                           --------------

HEALTH CARE                                                                  1.5%
     MEDCO HEALTH SOLUTIONS                                                                   *6,616              301,756
                                                                                                           --------------

INSURANCE                                                                    1.0%
     METLIFE, INC.                                                                            *6,500              195,065
                                                                                                           --------------

INTERNET CONTENT                                                             4.1%
     BAIDU, INC. - SPON ADR                                                                     *400              120,436
     GOOGLE, INC. - CL A                                                                       1,679              707,850
                                                                                                           --------------
                                                                                              *2,079              828,286
                                                                                                           --------------

MANUFACTURING-CAPITAL GOODS                                                  2.6%
     DANAHER CORP.                                                                             8,400              518,616
                                                                                                           --------------

MANUFACTURING - MISCELLANEOUS                                                2.0%
     3M CO.                                                                                    6,700              402,670
                                                                                                           --------------


18  Activa Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.



ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
MEDICAL EQUIPMENT & SUPPLIES                                                 3.9%
     BOSTON SCIENTIFIC CORPORATION                                                           *38,800       $      393,432
     WELLPOINT, INC.                                                                          *5,600              284,984
     ZIMMER HOLDINGS, INC.                                                                    *2,400              102,240
                                                                                                           --------------
                                                                                                                  780,656
                                                                                                           --------------

MEDICAL SERVICES                                                             2.7%
     AMGEN, INC.                                                                              *8,300              439,402
     CERNER CORP.                                                                             *1,800              112,122
                                                                                                           --------------
                                                                                                                  551,524
                                                                                                           --------------

METALS & MINING                                                              0.9%
     FREEPORT-MCMORAN COPPER                                                                   3,459              173,330
                                                                                                           --------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         3.0%
     HEWLETT-PACKARD                                                                           5,700              220,305
     INTERNATIONAL BUSINESS MACHINES CORP.                                                     3,600              375,912
                                                                                                           --------------
                                                                                                                  596,217
                                                                                                           --------------

OIL & GAS EXPLOR PROD & SER                                                  6.5%
     EXXON MOBIL CORP.                                                                         3,400              237,694
     PETROHAWK ENERGY CORP.                                                                  *13,100              292,130
     PETROLEO BRASILEIRO S.A.                                                                  5,500              225,390
     RANGE RESOURCES CORPORATION                                                               3,200              132,512
     SCHLUMBERGER LTD.                                                                         3,374              182,567
     TRANSOCEAN LTD.                                                                          *3,197              237,505
                                                                                                           --------------
                                                                                                                1,307,798
                                                                                                           --------------

PHARMACEUTICALS                                                              7.8%
     ABBOTT LABORATORIES                                                                       8,900              418,656
     CUMMINS, INC.                                                                             8,500              299,285
     PFIZER, INC.                                                                             16,100              241,500
     TEVA PHARMACEUTICAL-SP ADR                                                                6,000              296,040
     UNITEDHEALTH GROUP, INC.                                                                 13,100              327,238
                                                                                                           --------------
                                                                                                                1,582,719
                                                                                                           --------------

RETAIL STORES                                                               10.0%
     AMAZON.COM, INC.                                                                         *4,100              343,006
     CARMAX, INC.                                                                            *13,200              194,040
     HOME DEPOT, INC.                                                                          8,400              198,492
     KOHL'S CORP.                                                                             *9,934              424,679
     J.C. PENNEY CO., INC.                                                                     6,100              175,131
     ROSS STORES, INC.                                                                         4,930              190,298
     WAL-MART STORES, INC.                                                                     9,974              483,141
                                                                                                           --------------
                                                                                                                2,008,786
                                                                                                           --------------

                                        ACTIVA Mutual Funds Semiannual Report 19

The accompanying notes are an integral part of these financial statements.



ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
STEEL                                                                        0.8%
     UNITED STATES STEEL CORP.                                                                 4,700       $      167,978
                                                                                                           --------------

SEMICONDUCTORS                                                               1.6%
     LAM RESEARCH CORP.                                                                       *8,225              213,850
     MICRON TECHNOLOGY, INC.                                                                 *23,700              119,922
                                                                                                           --------------
                                                                                                                  333,772
                                                                                                           --------------

TECHNOLOGY-SOFTWARE                                                          1.1%
     SALESFORCE.COM, INC.                                                                     *6,097              232,722
                                                                                                           --------------

TOBACCO                                                                      1.5%
     PHILIP MORRIS INTERNATIONAL                                                               6,955              303,377
                                                                                                           --------------

TRANSPORTATION & SHIPPING                                                    1.5%
     C.H. ROBINSON WORLDWIDE, INC.                                                             3,100              161,665
     UNITED PARCEL SERVICE, INC.                                                               2,600              129,974
                                                                                                           --------------
                                                                                                                  291,639
                                                                                                           --------------

TELECOMMUNICATIONS                                                           2.0%
     BROADCOM CORP. CL A                                                                     *12,100              299,959
     METROPCS COMMUNICATIONS, INC.                                                            *7,800              103,818
                                                                                                           --------------
                                                                                                                  403,777
                                                                                                           --------------

TOTAL COMMON STOCKS  (Cost $20,044,723)                                                                        19,697,231
                                                                                                           --------------

WARRANTS - 0.0%                                                              0.0%
     RAYTHEON CO. WARRANTS,  EXPIRES 6/16/11                                                    *628                5,884
                                                                                                           --------------

TOTAL WARRANTS (Cost $0.00)                                                                                         5,884
                                                                                                           --------------

MUTUAL FUNDS - 1.9%                                                          1.9%
FINANCIAL SERVICES
     CONSUMER STAPLES SELECT SECTOR SPDR FUND                                                 16,500              379,335
                                                                                                           --------------

TOTAL MUTUAL FUNDS (Cost $397,785)                                                                                379,335
                                                                                                           --------------

TOTAL INVESTMENTS - 100% (Cost $20,537,995)                                                                $   20,177,938
                                                                                                           ==============


*Non-dividend producing as of June 30, 2009

20  Activa Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments
INTERNATIONAL FUND - 6/30/09 (Unaudited)

                                                                             % OF          SHARES OR               VALUE
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE             (NOTE 2)
-------------------------                                            ------------        -----------       --------------
MONEY MARKET FUNDS - TAXABLE - 88.4%                                        88.4%
CUSTODIAN CASH SWEEP - UNITED STATES
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT                                        1,029,516       $    1,029,516
                                                                                                           --------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $1,029,516)                                                            1,029,516
                                                                                                           --------------

COMMON STOCKS - 11.6%
GOLD (PRECIOUS METALS)                                                       6.9%
     NOVAGOLD RESOURCES, INC. - CANADA                                                       *18,820               80,550
                                                                                                           --------------

TECHNOLOGY                                                                   4.7%
     LUCENT TECH. - FRANCE                                                                        89               54,290
                                                                                                           --------------

TOTAL COMMON STOCKS (Cost $53,614)                                                                                134,840
                                                                                                           --------------

TOTAL INVESTMENTS - 100% (Cost $1,083,130)                                                                 $    1,164,356
                                                                                                           ==============


*Non-dividend producing as of June 30, 2009

At June 30, 2009 the breakdown by country was:

                                                 % OF MARKET       ACTUAL
            COUNTRY                                 VALUE       MARKET VALUE
            -------                                 -----       ------------
            Canada                                   6.9%       $    80,550
            France                                   4.7%            54,290
            United States                           88.4%         1,029,516
                                                   ------       -----------
                                                   100.0%       $ 1,164,356
                                                   ======       ===========

                                        Activa Mutual Funds Semiannual Report 21

The accompanying notes are an integral part of these financial statements.

Activa Statement of Assets and Liabilities

                                                                                                              INTERNATIONAL
As of June 30, 2009 (Unaudited)                                             VALUE FUND        GROWTH FUND         FUND
                                                                            ------------      ------------     ------------
ASSETS
Investments at cost                                                          $74,210,111       $20,537,995       $1,083,130
                                                                            ------------      ------------     ------------

Investments at value                                                          67,549,593        20,177,938        1,164,356
Collateral for securities on loan                                                     --                --          208,197
Foreign currency held at fair value
     (cost $2,791)                                                                    --                --            2,791
Receivables:
     Securities sold                                                           1,388,227            79,786       21,330,856
     Investment income                                                           101,358            15,524           45,766
Other assets                                                                      72,070            27,102           88,367
                                                                            ------------      ------------     ------------
Total Assets                                                                  69,111,248        20,300,350       22,840,333
                                                                            ------------      ------------     ------------

LIABILITIES
Payables - affiliate:
     Advisory fees                                                                97,480            34,022           36,601
     Transfer agent fees                                                          52,187             1,289            1,005
     12b-1 fees                                                                   12,884             4,860            4,306
     Service fees                                                                 40,616            12,151           10,765
Payables - general:
     Collateral for securities on loan                                                --                --          208,197
     Securities purchased                                                      1,363,933            91,774        4,475,819
Other liabilities                                                                     --                --           12,039
Accrued expenses                                                                  18,542            21,827           23,657
                                                                            ------------      ------------     ------------
Total Liabilities                                                              1,585,642           165,923        4,772,389
                                                                            ------------      ------------     ------------

NET ASSETS                                                                   $67,525,606       $20,134,427      $18,067,944
                                                                            ============      ============     ============

SHARES OUTSTANDING                                                            11,552,978         3,243,700        3,286,557
                                                                            ============      ============     ============

NET ASSET VALUE PER SHARE                                                                            $6.21            $5.50

Class A based on net assets of
$52,792,846 and 9,044,873
shares outstanding                                                                $5.84

Class R based on net assets of
$14,732,760 and 2,508,105
shares outstanding                                                                $5.87


22  ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Operations
For the six month period ended June 30, 2009 (Unaudited)

                                                                                                             INTERNATIONAL
                                                                            VALUE FUND        GROWTH FUND         FUND
                                                                            ------------      ------------     ------------

INVESTMENT INCOME
Interest                                                                          $2,162            $1,602               $1
Dividends                                                                        883,751           126,494          308,752
Miscellaneous                                                                     19,799             8,585           13,824
                                                                            ------------      ------------     ------------
Total Investment Income                                                          905,712           136,681          322,577
                                                                            ------------      ------------     ------------

EXPENSES
Advisory fees                                                                    176,232            64,514           68,840
12b-1 fees                                                                        24,761             9,216            8,099
Service fees                                                                      73,429            23,040           20,247
Shareholder report                                                                26,973             3,496            3,337
Fund accounting fees                                                              27,129            22,796           24,123
Audit fees                                                                        29,850            37,760           37,760
Custodian fees                                                                     7,136             6,391            9,344
Insurance                                                                         16,075             6,957            6,388
Legal fees                                                                         9,080            11,563           11,563
Registration fees                                                                  1,876               670            1,072
Michigan state business tax                                                      (73,885)          (30,915)         (81,080)
Transfer agent fees                                                               92,594             2,409            1,815
Transfer agent fees - Class R                                                      9,222                --               --
Trustee fees                                                                      10,021            12,429           12,429
                                                                            ------------      ------------     ------------
Total Expenses                                                                   430,493           170,326          123,937
                                                                            ------------      ------------     ------------

Net Investment Income (Loss)                                                     475,219           (33,645)         198,640
                                                                            ------------      ------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from security transactions                      (5,275,981)       (2,691,468)      (5,810,301)
     Net realized gain (loss) from foreign currency transactions                      --                --          (23,047)
     Changes in net unrealized appreciation or
       (depreciation) of investments and foreign currency                      5,900,178         4,480,224        7,024,143
                                                                            ------------      ------------     ------------
NET GAIN (LOSS) FROM INVESTMENTS, FOREIGN CURRENCY AND
     FUTURES CONTRACTS                                                           624,197         1,788,756        1,190,795
                                                                            ------------      ------------     ------------

Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                          $1,099,416        $1,755,111       $1,389,435
                                                                            ============      ============     ============


                                        Activa Mutual Funds Semiannual Report 23

The accompanying notes are an integral part of these financial statements.

Activa Statement of Changes in Net Assets

                                                                              VALUE FUND                   GROWTH FUND
                                                                     PERIOD ENDED    YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                                                        6/30/09       12/31/08       6/30/09       12/31/08
Increase (Decrease) in:                                               (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                                                       -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             $475,219       $894,243      ($33,645)     ($111,221)
Net realized gain (loss) on investments                                (5,275,981)   (12,507,251)   (2,691,468)    (1,896,675)
Net increase (decrease) in unrealized appreciation                      5,900,178    (22,231,765)    4,480,224     (8,929,335)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations         1,099,416    (33,844,773)    1,755,111    (10,937,231)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --       (706,713)           --             --
     Class R                                                                   --        (55,708)           --             --
Net realized gain from investment transactions:
     Class A                                                                   --            901            --             --
     Class R                                                                   --            (85)           --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                            --       (761,605)           --             --

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                            1,905,859      2,679,527         6,716        360,522
     Class R                                                           10,289,435        962,266            --             --
Net  asset value of shares issued to shareholders in reinvestment of investment income and realized gain from security
     transactions:
     Class A                                                                   --        688,975            --             --
     Class R                                                                   --         55,792            --             --
Payment for shares redeemed:
     Class A                                                           (2,558,632)    (5,756,696)      (83,991)      (210,301)
     Class R                                                             (709,632)      (625,028)           --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets derived from capital
     share transactions                                                 8,927,030     (1,995,164)      (77,275)       150,221
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                  10,026,446    (36,601,542)    1,677,836    (10,787,010)
Net Assets, beginning of year or period                                57,499,160     94,100,702    18,456,591     29,243,601
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $67,525,606    $57,499,160   $20,134,427    $18,456,591
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $71,971,916    $63,044,886   $27,465,804    $27,543,079
     Undistributed net investment income (loss)                           514,078         38,859      (961,901)      (928,256)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain (loss) from investments            1,700,131      6,976,112    (6,009,419)    (3,317,952)
     Unrealized appreciation (depreciation) of investments and
        foreign currency                                               (6,660,519)   (12,560,697)     (360,057)    (4,840,280)
                                                                      -----------    -----------   -----------    -----------
                                                                      $67,525,606    $57,499,160   $20,134,427    $18,456,591
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                              328,203        310,678         1,199         44,550
     Class R                                                            2,009,584        116,500            --             --
Reinvested distributions:
     Class A                                                                   --        123,473            --             --
     Class R                                                                   --          9,963            --             --
Shares redeemed:
     Class A                                                             (473,735)      (723,115)      (14,499)       (27,799)
     Class R                                                             (122,965)       (81,393)           --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                  1,741,087       (243,894)      (13,300)        16,751
Shares outstanding, beginning of year or period                         9,811,891     10,055,785     3,257,000      3,240,249
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                              11,552,978      9,811,891     3,243,700      3,257,000
                                                                      ===========    ===========   ===========    ===========



24  ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


ACTIVA Statement of Changes in Net Assets continued

                                                                                                       INTERNATIONAL FUND
                                                                                                  PERIOD ENDED    YEAR ENDED
                                                                                                     6/30/09       12/31/08
Increase (Decrease) in:                                                                            (UNAUDITED)     (AUDITED)
                                                                                                    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                                                          $198,640       $247,135
Net realized gain (loss) on investments                                                             (5,833,348)     2,073,880
Net increase (decrease) in unrealized appreciation                                                   7,024,143    (11,029,118)
                                                                                                   -----------    -----------
Net increase (decrease) in net assets resulting from operations                                      1,389,435     (8,708,103)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                                                --       (158,429)
     Class R                                                                                                --             --
Net realized gain from investment transactions:
     Class A                                                                                                --     (3,873,276)
     Class R                                                                                                --             --
                                                                                                   -----------    -----------
Total distributions to shareholders                                                                         --     (4,031,705)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                                                             7,545        249,520
     Class R                                                                                                --             --
Net asset value of shares issued to shareholders in reinvestment of investment income and realized gain from security transactions:
     Class A                                                                                                --      4,025,740
     Class R                                                                                                --             --
Payment for shares redeemed:
     Class A                                                                                          (115,230)   (22,368,642)
     Class R                                                                                                --             --
                                                                                                   -----------    -----------
Net increase (decrease) in net assets derived from capital
     share transactions                                                                               (107,685)   (18,093,382)
                                                                                                   -----------    -----------
Net Increase (Decrease) in Net Assets                                                                1,281,750    (30,833,190)
Net Assets, beginning of year or period                                                             16,786,194     47,619,384
                                                                                                   -----------    -----------
Net Assets, end of year or period                                                                  $18,067,944    $16,786,194
                                                                                                   ===========    ===========

Net Assets Consist of:
     Capital                                                                                       $25,078,901    $25,186,586
     Undistributed net investment income (loss)                                                       (730,667)      (906,259)
     Return of capital                                                                                      --             --
     Undistributed net realized gain (loss) from investments                                        (6,336,764)      (526,464)
     Unrealized appreciation (depreciation) of investments and
        foreign currency                                                                                56,474     (6,967,669)
                                                                                                   -----------    -----------
                                                                                                   $18,067,944    $16,786,194
                                                                                                   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                                             1,566         26,843
     Class R                                                                                                --             --
Reinvested distributions
     Class A                                                                                                --        823,260
     Class R                                                                                                --             --
Shares redeemed:
     Class A                                                                                           (22,699)    (2,446,618)
     Class R                                                                                                --             --
                                                                                                   -----------    -----------
Net increase (decrease) in fund shares                                                                 (21,133)    (1,596,515)
Shares outstanding, beginning of year or period                                                      3,307,690      4,904,205
                                                                                                   -----------    -----------
Shares outstanding, end of year or period                                                            3,286,557      3,307,690
                                                                                                   ===========    ===========



                                        Activa Mutual Funds Semiannual Report 25

The accompanying notes are an integral part of these financial statements.

ACTIVA Notes to Unaudited Financial Statements

1.  ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware statutory trust on February 2, 1998. The trust is an open-end management investment company registered under the Investment Company Act of 1940 and consists of three funds. The funds are: the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) and are collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2.  INVESTMENT OBJECTIVES

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Amway Global and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund, represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each Fund has authorized an unlimited number of shares.

3.  SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00 PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at June 30, 2009), and other assets of the Funds are valued at fair market value as determined in accordance with procedures adopted by the Funds' Board of Trustees.

Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. A Fund's net equity in the contracts is included as unrealized gains or losses in the Statement of Operations. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the Statement



26  ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued


of Operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no forward foreign currency exchange contracts during the period ended June 30, 2009.

Futures Contracts

The Funds may use futures contracts to manage their exposure to the stock and bond markets. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount and market value of any open futures contracts at period end is shown at the end of the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains or losses are realized upon the expiration or closing of the futures contracts and are included in the Statement of Operations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no future contracts during the period ended June 30, 2009.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The income recorded as a result of securities lending transactions is included in miscellaneous income in the Statement of Operations. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the


                                        ACTIVA Mutual Funds Semiannual Report 27

ACTIVA Notes to Unaudited Financial Statements continued


collateral. At June 30, 2009, the value of the securities loaned and the collateral received were as follows:

                             Value of the         Collateral
Fund                     Securities Loaned          Received
----                     -----------------        ----------
Value                                   --                --
Growth                                  --                --
International                      193,509           208,197

The cash collateral received by the Funds is recorded as an asset and liability in the Statement of Assets and Liabilities.

Fair Value Measurements

Effective January 1, 2008, the Funds adopted SFAS No. 157, Fair Value Measurements (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The three levels of the fair value hierarchy are as follows:

    o Level 1 - quoted prices in active markets for identical investments

    o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

    o Level 3 - significant unobservable inputs (including the Funds' own assumption in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.


A summary of the inputs used to value the Funds' investments provided by Citi Fund Services Ohio, Inc. as of June 30, 2009 is as follows:

                                          (Level 2)
                                              Other      (Level 3)
                            (Level 1)   Significant    Significant
           Investment          Quoted    Observable   Unobservable
Fund       Category            Prices        Inputs         Inputs        Total
----       -------------    ----------  -----------   -------------  ----------

Value      Investments      67,250,451     299,142             --    67,549,593
           in Securities

Value      Other Financial          --          --             --            --
           Instruments*

Growth     Investments      20,082,450      95,488             --    20,177,938
           in Securities

Growth     Other Financial          --          --             --            --
           Instruments*

International
           Investments         134,840   1,029,516             --     1,164,356
           in Securities

International
           Other Financial          --          --             --            --
           Instruments*

* Other financial instruments may include options, futures, swaps and forward foreign currency contracts.

Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve them from substantially all federal income taxes. Foreign and State taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

On January 9, 2009, the Michigan Business Tax was amended by providing an exemption for Regulated Investment Companies. The Trust made estimated tax payments for these taxes during the year ended December 31, 2008. A refund of these taxes will be received during 2009. The net effect of eliminating these expenses and accruing the expected refund in 2009 is a higher expense ratio than what is reported in the Financial Highlights section of the Semiannual Report.



28  ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued

Dividend Distributions

The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Standards

On January 1, 2007, the Funds adopted the provisions of FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB No. 109" (FIN 48). FIN 48 provides recognition criteria and a related measurement model for tax positions taken by companies. In accordance with FIN 48, a tax position is a position in a previously filed tax return or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities. Tax positions are required to be recognized only when it is more likely than not (likelihood of greater than 50%), based solely on the technical merits, that the position will be sustained upon examination. Tax positions that meet the more likely than not threshold should be measured using a probability weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement. The Funds have reviewed their tax positions and determined that there are no uncertain tax positions. Accordingly, there have not been any adjustments made to these financial statements related to FIN 48.

In May 2009, the FASB issued SFAS No. 165, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. SFAS No.165 is effective for interim or annual financial periods ending after June 15, 2009. The adoption of this standard did not have any impact on our results of operations or statement of financial position. We have evaluated subsequent events through August 28, 2009 (mailing date), the date the Semiannual Report financial statements were issued.

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles -- a replacement of FASB Statement No. 162. SFAS No. 168 establishes the FASB Accounting Standard Codification(TM) (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (U.S. GAAP). All guidance contained in the Codification carries an equal level of authority. The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. On the effective date of SFAS No. 168, the Codification will supersede all then existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of SFAS No. 168 will have no impact on the Company's results of operations or financial position.

4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the Adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the




                                        ACTIVA Mutual Funds Semiannual Report 29

ACTIVA Notes to Unaudited Financial Statements continued



Funds' accounts. The Adviser is permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the Adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20% of average net assets not to exceed .65%; the minimum base fee of $350,000 was waived for the period ended June 30, 2009.

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------

Value                Wellington Management Company, LLP

Growth               BlackRock Capital Management, Inc.

International        Tradewinds Global Investors, LLC

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of up to .25 of 1% of the average net assets of the Funds. For the six month period ended June 30, 2009 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Trust has a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under this agreement, Activa Asset Management LLC is the agent for transfer of the Funds shares and disbursement of the Funds distributions. For these services, the Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004 and February 12, 2008, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC acts as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC furnishes office space and office facilities, equipment and personnel, as well as provides services relating to compliance, tax and financial service requirements. For these services, the administrator was compensated quarterly by each Fund at an annual rate of .25% of 1% of average daily net assets on the first $150,000,000 and .15% of 1% on the excess.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Citi Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each Fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each Fund pays the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Growth and International Funds, and approximately 24% of the Value Fund, also indirectly own 100% of the Adviser.




30  ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued



5.  INVESTMENT TRANSACTIONS

At June 30, 2009, the cost of investments owned by the Value Fund was $74,390,870 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $3,745,029. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $10,586,307. Net unrealized depreciation for tax purposes was $6,841,278, at June 30, 2009.

The unrealized appreciation (depreciation) at June 30, 2009 based upon cost of both long-term and short-term securities for the Funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                        Net     Cost for
                       Gross          Gross      unrealized      federal
                  unrealized     unrealized    appreciation   income tax
Fund            appreciation   depreciation   (depreciation)    purposes
----            ------------   ------------   --------------  ----------

Growth             1,377,004      1,808,186        (431,182)  20,609,120
International         81,226             --          81,226    1,083,130

Accumulated capital losses noted below represent net capital loss carryforwards for federal income tax purposes, as of December 31, 2008, that may be available to offset future realized gains and thereby reduce future taxable gains distributions. Each Fund's tax-basis for capital gains and losses are determined only at the end of each fiscal year. The table below shows the expiration dates of the capital loss carryovers.

Fund    December 31, 2010   December 31, 2011   December 31, 2016
----    -----------------   -----------------   -----------------

Value                  --                  --          12,235,939
Growth          1,331,773           1,828,921             905,676
International          --                  --                  --

For the period ended June 30, 2009, each Fund purchased and sold securities, excluding short-term securities, in the following amounts:

            U.S. Government Obligations     Other Securities
            ---------------------------     ----------------
Fund          Purchases       Sales       Purchases       Sales
----          ---------       -----       ---------       -----

Value                --           --     29,381,156   18,911,241
Growth               --           --      8,258,911    8,406,548
International        --           --      3,971,395   20,422,094


6.  RELATED PARTY TRANSACTION

A certain class of Independent Business Owners of Amway Global received part of their Emerald profit-sharing bonus in shares of the Value Fund. On January 8, 2009, Amway Global purchased 303,223 Value Fund shares valued at $1,773,856 (based upon the net asset value of $5.85 per share) and transferred the shares to these Independent Business Owners.

7.  SUBSEQUENT EVENTS

The Board of Trustees of the Trust at its meeting on June 2, 2009, voted to liquidate the Activa International Fund and the Activa Growth Fund (the "Funds"), effective August 20, 2009. Shareholders will receive a liquidating distribution as soon as practicable after August 24, 2009. Activa Asset Management, LLC, the Funds' Investment Adviser, has agreed to pay the expenses of the liquidation, if any.

The Board of Trustees of the Trust has approved, subject to approval of shareholders of the Activa Value Fund ("Value Fund"), an Agreement and Plan of Reorganization whereby Activa Value Fund, a newly created series of Financial Investors Trust (the "New Fund"), will acquire the assets and liabilities of the Value Fund and shareholders of the Value Fund will receive shares of the New Fund in exchange for their Value Fund shares (the "Merger"). Proxy solicitation materials were mailed to shareholders in July describing the Merger detail and the Board's consideration in recommending that shareholders approve the Merger, for a shareholders meeting to be held on August 24, 2009. If approved by shareholders, the Merger is expected to become effective on or about August 31, 2009.



                                        ACTIVA Mutual Funds Semiannual Report 31

ACTIVA Financial Highlights



                                                                  VALUE FUND - CLASS A                 VALUE FUND - CLASS R
                                                             -------------------------------    ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED     PERIOD ENDED          YEAR ENDED
                                                                   6/30/09         12/31/08          6/30/09           12/31/08
Per share outstanding for each period                          (UNAUDITED)        (AUDITED)       (UNAUDITED)           (AUDITED)
                                                                ----------       ----------        ----------          ----------
Net Asset Value, Beginning of Period                                 $5.86            $9.35             $5.89               $9.41

Income from investment operations:
   Net investment income (loss)                                       0.04             0.08              0.03                0.09
   Net realized and unrealized gains (losses)
     on securities                                                   (0.06)           (3.49)            (0.05)              (3.52)
                                                                ----------       ----------        ----------          ----------
Total income from investment operations                              (0.02)           (3.41)            (0.02)              (3.43)

Less Distributions:
   Dividends from net investment income                                 --             0.08                --                0.09
   Dividends in excess of net investment income                         --               --                --                  --
   Distributions from capital gains                                     --               --                --                  --
                                                                ----------       ----------        ----------          ----------
Total Distributions                                                     --             0.08                --                0.09
                                                                ----------       ----------        ----------          ----------

Net Asset Value, End of Period                                       $5.84            $5.86             $5.87               $5.89
                                                                ==========       ==========        ==========          ==========

Total Return *                                                      -0.34%          -36.45%            -0.34%             -36.38%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                                      $52,792,846      $53,840,759       $14,732,760          $3,658,401
Ratio of expenses to average net assets                               0.7%             1.5%              0.7%                1.4%
Ratio of net income (loss) to average net assets                      0.8%             1.1%              0.8%                1.3%
Portfolio turnover rate                                              32.5%            82.9%             32.5%               82.9%



* The period ended June 30, 2009 is not annualized but an aggregate total return for the period.

Performance data current to the most recent month end and the annualized expense ratio may be obtained upon request by calling 800-346-2670


32  ACTIVA Mutual Funds Semiannual Report




                                                                      GROWTH FUND                INTERNATIONAL FUND
                                                              ----------------------------   ---------------------------
                                                              PERIOD ENDED      YEAR ENDED   PERIOD ENDED     YEAR ENDED
                                                                   6/30/09        12/31/08        6/30/09       12/31/08
Per share outstanding for each period                          (UNAUDITED)       (AUDITED)    (UNAUDITED)      (AUDITED)
                                                                ----------       ----------   ----------      ----------
Net Asset Value, Beginning of Period                                 $5.67            $9.03        $5.07           $9.71

Income from investment operations:
   Net investment income (loss)                                      (0.01)              --         0.06            0.06
   Net realized and unrealized gains (losses)
     on securities                                                    0.55            (3.36)        0.37           (3.08)
                                                                ----------       ----------   ----------      ----------
Total income from investment operations                               0.54            (3.36)        0.43           (3.02)

Less Distributions:
   Dividends from net investment income                                 --               --           --            0.06
   Dividends in excess of net investment income                         --               --           --              --
   Distributions from capital gains                                     --               --           --            1.56
                                                                ----------       ----------   ----------     ----------
Total Distributions                                                     --               --           --            1.62
                                                                ----------       ----------   ----------     ----------

Net Asset Value, End of Period                                       $6.21            $5.67        $5.50           $5.07
                                                                ==========       ==========   ==========      ==========

Total Return *                                                       9.52%          -37.21%        8.48%         -30.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                                      $20,134,427      $18,456,591  $18,067,944     $16,786,194
Ratio of expenses to average net assets                               0.9%             1.6%         0.8%            1.8%
Ratio of net income (loss) to average net assets                     -0.2%            -0.4%         1.2%            0.7%
Portfolio turnover rate                                              44.7%            71.1%        30.2%           57.6%





                                        ACTIVA Mutual Funds Semiannual Report 33
logo: Activa Mutual Funds



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
www.activafunds.com



                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:
     Not applicable at this time.

          (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

          (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Ex-99.906 CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date September 3, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date September 3, 2009
    -------------------------------------------------------------------

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.